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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 17, 2000


                           O'SULLIVAN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                         333-31282                43-0923022
(State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



     1900 Gulf Street, Lamar, Missouri                       64759-1899
  (Address of principal executive offices)                   (ZIP Code)


       Registrant's telephone number, including area code: (417) 682-3322



                                       N/A
         (Former name or former address, if changed since last report.)






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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 17, 2000, O'Sullivan Industries Holdings, Inc., the parent of O'Sullivan Industries, Inc., issued a press release announcing a strategic restructuring that includes the closing of the Cedar City, Utah facility owned O'Sullivan Industries, Inc. and the reduction of O'Sullivan Industries, Inc.'s corporate headquarters staff by about ten percent. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.


EXHIBIT NO.                       DESCRIPTION OF EXHIBIT

   99 Press release dated November 17, 2000 announcing strategic restructuring


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          O'SULLIVAN INDUSTRIES, INC.



Date: November 17, 2000                   By:       /s/ Richard D. Davidson
                                               ---------------------------------
                                                      Richard D. Davidson
                                                         President and
                                                    Chief Executive Officer







































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